Note 12 - Income Taxes (Tables)	12 Months Ended
Dec. 31, 2023
Notes Tables
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
	2023	2022
Federal income tax at statutory rates	21.00%	21.00%
Federal income tax rate reduction	—%	—%
Change in valuation allowance	(21.00)	(21.00)
Effective income tax rate	—%	—%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2023	2022
Deferred tax assets (liabilities):
Net operating loss carryforward	$16,178,000	$12,668,900
Stock compensation expense	470,700	3,371,900
Research and development tax credit	2,156,300	874,400
Sec. 174 Research and experimentation expense	3,206,600	2,293,000
Property and equipment	260,200	105,800
Intangible assets	81,600	88,500
Lease liability	323,900	428,400
Accrued expenses	139,700	158,500
Total gross deferred tax assets	22,817,000	19,989,400
Valuation allowance	(22,493,100)	(19,563,500)
Right-of-use assets	(323,900)	(425,900)
Net deferred tax assets (liabilities)	—	—